UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2008

                             Dynacq Healthcare, Inc.
             (Exact name of registrant as specified in its charter)


        Nevada                      000-21574                    76-0375477
    (State or other          (Commission File Number)         (I.R.S. Employer
    jurisdiction of                                          Identification No.)
   incorporation or
     organization)

                       10304 Interstate 10 East, Suite 369
                              Houston, Texas 77029
              (Address of principal executive offices and zip code)


                                 (713) 378-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 15, 2008, the Board of Directors of Dynacq Healthcare, Inc. (the "Company") elected Dr. Xiao Li to serve as a director of the Company. Dr. Li was selected as a director based on her qualifications as a board certified physician in internal medicine and her years of experience in the healthcare industry; there was no arrangement or understanding between Dr. Li and any other persons pursuant to which she was elected. At this time, Dr. Li has not been named to serve as a member of any of the committees of the Board of Directors.

During the fiscal year ended August 31, 2007, the Company and its subsidiaries paid to Dr. Li an aggregate of $188,975, to provide in-house medical services to the emergency room patients at Surgery Specialty Hospitals of America - Southeast Houston, its Pasadena Facility.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Dynacq Healthcare, Inc.


                                   By: /s/ Philip S. Chan
                                       ------------------
                                   Philip S. Chan
                                   Chief Financial Officer


Date:  February 22, 2008